UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 27, 2021
Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(Life Storage, Inc.)

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716)
633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange
Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Life Storage, Inc.:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage LP  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2021 Annual Meeting of Shareholders of Life Storage, Inc. (the “Company”) was held on May 27, 2021. Proxies were solicited pursuant to the Company’s proxy statement filed on April 15, 2021 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the Company’s solicitation. As of the record date of March 30, 2021, there were 76,423,796 shares of the Company’s common stock issued and outstanding. 71,525,755 shares were represented in person or by proxy at the meeting, or 93.59% of the total shares issued and outstanding. Set forth below is a brief description of each matter voted on at the meeting and the final voting results.
P
roposal 1.
The election of eight directors of the Company to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. In accordance with the results below, each nominee as listed in the proxy statement was elected to serve as a director.

	Votes For	Votes Withheld	Broker Non-Votes
Mark G. Barberio	67,212,535	1,136,018	3,177,202
Joseph V. Saffire	67,962,156	386,397	3,177,202
Stephen R. Rusmisel	66,514,797	1,833,756	3,177,202
Arthur L. Havener, Jr.	66,975,043	1,373,510	3,177,202
Dana Hamilton	67,352,079	996,474	3,177,202
Edward J. Pettinella	64,362,613	3,985,940	3,177,202
David L. Rogers	67,947,744	400,809	3,177,202
Susan Harnett	67,816,672	531,881	3,177,202
Proposal 2.
The ratification of the appointment by the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021. In accordance with the results below, the appointment of Ernst & Young LLP was ratified and approved.

Votes For	Votes Against	Abstentions	Broker Non- Votes
68,330,617	3,135,531	59,607	0
Proposal 3.
Proposal to amend the Company’s charter to increase the authorized common shares from 100,000,000 to 200,000,000. In accordance with the results below, the charter amendment was approved.

Votes For	Votes Against	Abstentions	Broker Non- Votes
69,331,148	2,044,724	149,883	0
The amendment to the charter of the Company is filed as Exhibit 3.1 to this Form
8-K.

Proposal 4.
Proposal to approve (on a
non-binding
basis) the compensation of the Company’s executive officers.
In accordance with the results below, the compensation was approved (on a non-binding
basis).

Votes For	Votes Against	Abstentions	Broker Non -Votes
64,252,460	3,949,343	146,750	3,177,202

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Articles of Amendment.

104	CoverPage Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.
Date: June 1, 2021

	By	/s/Andrew J. Gregoire
Name: Andrew J. Gregoire Title: Chief Financial Officer

LIFE STORAGE LP

Date: June 1, 2021	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/Andrew J. Gregoire
Name: Andrew J. Gregoire Title: Chief Financial Officer